                                                                  Exhibit 4.7(a)


                          AMENDMENT NO. 1 TO AMENDED AND
                            RESTATED CREDIT AGREEMENT

         AMENDMENT dated as of March 26, 2002 to the Amended and Restated Credit Agreement dated as of August 24, 2001 (the "Credit Agreement") among EQUISTAR CHEMICALS, LP, a Delaware limited partnership; the LENDERS from time to time party thereto, CITICORP USA, INC. and CREDIT SUISSE FIRST BOSTON, as Co-Syndication Agents; BANK OF AMERICA, N.A. ("BofA"), as Servicing Agent; JPMORGAN CHASE BANK ("JPMCB"), as Collateral Agent; and BofA and JPMCB as administrative agents (in such capacity, the "Administrative Agents").

         The parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2. Amended Definitions. (a) The following new defined terms are added to Section 1.01 of the Credit Agreement in their appropriate alphabetical position:

                  "Capital Expenditures" means, for the Borrower and its Consolidated Subsidiaries for any fiscal year, the aggregate cash expenditures for property, plant and equipment of the Borrower and its Consolidated Subsidiaries for such fiscal year, as the same are (or would in accordance with GAAP be) set forth in a statement of cash flows of such person for such fiscal year; provided that "Capital Expenditures" shall exclude (i) expenditures required, mandated or necessary to comply with the laws, rules, regulations or other requirements of any Governmental Authority, (ii) expenditures of property and casualty insurance or any award or other compensation with respect to any condemnations of property (or any transfer or disposition of property in lieu of condemnation) and related insurance deductibles and (iii) capital expenditures resulting from the acquisition of rolling stock and related accessories, additions, improvements, parts and replacements leased by the Borrower and/or its Consolidated Subsidiaries under railcar operating leases at fiscal year end 2001.

                  "Relaxed Compliance Period" means the period from and including the Amendment Effective Date (as defined in Amendment No. 1 to this Agreement) to and including the date on which the Borrower delivers the financial statements and officer's certificate required pursuant to Section 5.05(a) and (d), respectively, with respect to its fiscal year ended December 31, 2003; provided that the Borrower may terminate the Relaxed Compliance Period by including an election to that effect in an officer's certificate delivered to each of the Administrative Agents and to the Servicing Agent so long as the Total Leverage Ratio for the immediately prior reporting period as set forth in such certificate is not more than 5.00 to 1.00 and the Interest Coverage Ratio for the immediately prior reporting period as set forth in such certificate is not less than 2.50 to 1.00.

         (b) The following definition in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                  "Senior Secured Leverage Ratio" shall mean the ratio of (i) Total Indebtedness at such date (plus, to the extent not otherwise reflected therein, any outstanding Deferred Amounts and minus, to the extent reflected therein, (x) any outstanding unsecured Indebtedness,
         (y) any Acceptable Subordinated Loans and (z) at any date from and including April 1, 2002 to and including September 30, 2002, a principal amount of outstanding Revolving Loans of up to $226,000,000 which the Borrower shall have certified in the related notice of borrowing were borrowed to provide financing of rolling stock and related accessories, additions, improvements, parts and replacements leased by the Borrower and/or its Consolidated Subsidiaries under railcar operating leases at fiscal year end 2001) at such date to (ii) EBITDA for the period of four consecutive fiscal quarters most recently ended on or prior to such date, all determined for the Borrower and its Consolidated Subsidiaries on a consolidated basis.

         (c) The following definition in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

                  "Applicable Margin" shall mean (i) with respect to the Term Loans, (A) at any time at which the Applicable Total Leverage Ratio (as defined in the Pricing Schedule) is greater than 6.50 to 1.00, a rate per annum equal to 2.50% in the case of ABR Loans and 3.50% in the case of LIBOR Loans and (B) at any other time, a rate per annum equal to 2.25% in the case of ABR Loans and 3.25% in the case of LIBOR Loans and
         (ii) with respect to Revolving Loans of any Type outstanding at any time, the percentage rate per annum set forth in the Pricing Schedule as the margin with respect to Loans of such Type which is applicable at such time;

         provided that the Applicable Margin on any date with respect to Committed Loans of any Type and any Class shall be the sum of the percentage determined in accordance with clause (i) or clause (ii) above, as applicable, plus 2.00%, if on such date (x) an Event of Default exists and (y) except in the case of an Event of Default under Sections 7.01(b), 7.01(c), 7.01(e) or 7.01(f), the Administrative Agents shall have notified the Borrower at the request of the Required Lenders that this proviso shall be applicable.

         SECTION 3. Covenant Amendments. (a) Section 6.04 is amended to read in its entirety as follows:

                  SECTION 6.04. Total Leverage Ratio. Permit the Total Leverage Ratio at any time during any period set forth below to exceed the applicable ratio set forth below opposite such period (such applicable ratio being the Relaxed Ratio at any date during the Relaxed Compliance Period and the Maximum Ratio at any other date):

Period                               Maximum Ratio             Relaxed Ratio
------                               -------------             -------------

June 30, 2002-                       7.25 to 1.00              Not applicable
September 29, 2002

September 30, 2002-                  6.25 to 1.00              Not applicable
December 30, 2002

December 31, 2002-                   5.50 to 1.00              Not applicable
March 30, 2003

March 31, 2003-                      5.00 to 1.00              8.75 to 1.00
June 29, 2003

June 30, 2003-                       5.00 to 1.00              6.75 to 1.00
September 29, 2003

September 30, 2003-                  5.00 to 1.00              5.25 to 1.00
December 30, 2003

December 31, 2003                    5.00 to 1.00              5.00 to 1.00
and at all times thereafter

         (b) Section 6.05 is amended to read in its entirety as follows:

                  SECTION 6.05. Interest Coverage Ratio. Permit the Interest Coverage Ratio for the period of four consecutive fiscal quarters ending on any date set forth below to be less than the applicable ratio set forth below opposite such date (such applicable ratio to be the Relaxed Ratio for each day during the Relaxed Compliance Period and the Minimum Ratio for any other date):

         Date                             Minimum Ratio          Relaxed Ratio
         ----                             -------------          -------------

March 31, 2002                            1.25 to 1.00           1.00 to 1.00
June 30, 2002                             1.40 to 1.00           0.60 to 1.00
September 30, 2002                        1.75 to 1.00           0.85 to 1.00
December 31, 2002                         2.00 to 1.00           1.00 to 1.00
March 31, 2003                            2.50 to 1.00           1.25 to 1.00
June 30, 2003                             2.50 to 1.00           1.60 to 1.00
September 30, 2003                        2.50 to 1.00           2.00 to 1.00
December 31, 2003                         2.50 to 1.00           2.50 to 1.00
each fiscal quarter end thereafter        3.00 to 1.00           3.00 to 1.00

         (c) Section 6.10 is amended (i) by designating the existing text as subsection (a) and (ii) by adding the following new subsection (b):

                  (b) During the Relaxed Compliance Period, make any Business Acquisition if after giving effect thereto, the aggregate cash consideration paid by the Borrower and its Consolidated Subsidiaries for all Business Acquisitions consummated during the Relaxed Compliance Period would exceed $25,000,000.

         (d) The following new Section 6.17 is added to the Credit Agreement:

                  SECTION 6.17. Capital Expenditures. For each fiscal year of the Borrower ending during the Relaxed Compliance Period, permit the Capital Expenditures of the Borrower and its Consolidated Subsidiaries to exceed the applicable Limit Amount set forth in the table below, plus, in the case of fiscal year 2003, the amount if any (in no case to exceed $20,000,000) by which their Capital Expenditures for the fiscal year ending December 31, 2002 are less than $100,000,000:

Fiscal Year                              Limit Amount
-----------                              ------------

2002                                     $100,000,000
2003                                     $101,530,000

         SECTION 4. Increased Pricing. The Pricing Schedule is amended in its entirety to read as Exhibit A attached hereto.

         SECTION 5. Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement will be true on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no Default will have occurred and be continuing on such date.

         SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 8. Effectiveness. This Amendment shall become effective on the first date when the following conditions are met (the "Amendment Effective Date"):

                (a) the Administrative Agents shall have received counterparts hereof signed by each of the Required Lenders and the Borrower (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agents shall have received in form satisfactory to them telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                (b) the Administrative Agents shall have received payment of an amendment fee for each Lender which shall have executed and delivered a counterpart hereof as contemplated by clause (a) not later than the Amendment Effective Date, such amendment fee to be in an amount equal to 0.25% of such Lender's Credit Exposure; and

                (c) each of the Agents and the Arrangers shall have received payment of all amendment fees, other costs, fees and expenses (including, without limitation, reasonable legal fees and expenses for which invoices shall have been submitted to the Borrower) and other compensation payable to any of the foregoing on or prior to the Amendment Effective Date in connection with the Loan Documents.

         Promptly after the Amendment Effective Date occurs, the Administrative Agents shall notify the Borrower, the other Agents and the Lenders thereof, and such notice shall be conclusive and binding on all parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                    EQUISTAR CHEMICALS, LP,


                                    By: /s/ Karen A. Twitchell
                                       -------------------------------------
                                       Name:  Karen A. Twitchell
                                       Title: Principal Financial Officer

                                    BANK OF AMERICA, N.A., individually
                                    and as Swingline Lender, Fronting Bank,
                                    Administrative Agent and Servicing Agent


                                    By: /s/ Richard L. Stein
                                       -------------------------------
                                       Name:  Richard L. Stein
                                       Title: Principal


                                    JPMORGAN CHASE BANK,
                                    individually and as Fronting Bank,
                                    Administrative Agent and Collateral Agent


                                    By: /s/ Stacey Haimes
                                       -------------------------------
                                       Name:  Stacey Haimes
                                       Title: VP


                                    AERIES FINANCE-II, LTD.
                                    By: INVESCO Senior Secured
                                    Management, Inc.
                                    As Sub-Managing Agent


                                    By: /s/ Joseph Rotondo
                                       -------------------------------
                                       Name:  Joseph Rotondo
                                       Title: Authorized Signatory


                                    AIMCO CLO SERIES 2001-A


                                    By: /s/ Jerry D. Zinkula
                                       -------------------------------
                                       Name:  Jerry D. Zinkula
                                       Title: Authorized Signatory

                                    By: /s/ Dorothy E. Even
                                       -------------------------------
                                       Name:  Dorothy E. Even
                                       Title: Authorized Signatory

                                    AMARA 2 FINANCE, LTD.
                                    By:  INVESCO Senior Secured
                                    Management, Inc.
                                    As Sub-Advisor


                                    By: /s/ Joseph Rotondo
                                       -------------------------------
                                       Name:  Joseph Rotondo
                                       Title: Authorized Signatory


                                    AMARA-1 FINANCE, LTD.
                                    By:  INVESCO Senior Secured
                                    Management, Inc.
                                    As Sub-Advisor


                                    By: /s/ Joseph Rotondo
                                       -------------------------------
                                       Name:  Joseph Rotondo
                                       Title: Authorized Signatory


                                    ANCHOR NATIONAL LIFE INSURANCE
                                    COMPANY


                                    By: /s/ Steven Oh
                                       -------------------------------
                                       Name:  Steven Oh
                                       Title: Authorized Agent


                                    AETNA CDO, LIMITED (ACCT 1277)
                                    By:  Pacific Investment Management
                                    Company LLC,
                                    As its Investment Advisor


                                    By: /s/ Mohan V. Phansalkar
                                       -------------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Executive Vice President

                                    AVALON CAPITAL LTD.
                                    By:  INVESCO Senior Secured
                                    Management, Inc.
                                    As Portfolio Advisor


                                    By: /s/ Joseph Rotondo
                                       -------------------------------
                                       Name:  Joseph Rotondo
                                       Title: Authorized Signatory


                                    AVALON CAPITAL LTD. 2
                                    By:  INVESCO Senior Secured
                                    Management, Inc.
                                    As Portfolio Advisor


                                    By: /s/ Joseph Rotondo
                                       -------------------------------
                                       Name:  Joseph Rotondo
                                       Title: Authorized Signatory


                                    THE BANK OF NEW YORK


                                    By: /s/ Raymond J. Palmer
                                       -------------------------------
                                       Name:  Raymond J. Palmer
                                       Title: Vice President


                                     THE BANK OF NOVA SCOTIA


                                    By: /s/ N. Bell
                                       -------------------------------
                                       Name:  N. Bell
                                       Title: Assistant Agent


                                    BANK ONE, N.A.


                                    By: /s/ Daniel A. Davis
                                       -------------------------------
                                       Name:  Daniel A. Davis
                                       Title: Director

                                    BILL & MELINDA GATES
                                    FOUNDATION
                                    By:  David L. Babson & Company, Inc.
                                    As Investment Adviser


                                    By: /s/ Kathleen Lynch
                                       -------------------------------
                                       Name:  Kathleen Lynch
                                       Title: Managing Director


                                    BLACK DIAMOND CLO 2000-1 LTD.


                                    By: /s/ Alan Corkish
                                       -----------------
                                       Name:  Alan Corkish
                                       Title: Director


                                    CAPTIVA II FINANCE LTD.


                                    By: /s/ David Dyer
                                       ---------------
                                       Name:  David Dyer
                                       Title: Director


                                    CAPTIVA III FINANCE LTD. (Acct. 275),
                                    As advised by Pacific Investment
                                    Management Company LLC


                                    By: /s/ David Dyer
                                       ---------------
                                       Name:  David Dyer
                                       Title: Director


                                    CAPTIVA IV FINANCE LTD. (Acct 1275),
                                    As advised by Pacific Investment
                                    Management Company LLC


                                    By: /s/ David Dyer
                                       ---------------
                                       Name:  David Dyer
                                       Title: Director

                                    CERES II FINANCE LTD.
                                    By:  INVESCO Senior Secured
                                    Management, Inc.
                                    As Sub-Managing Agent (Financial)


                                    By: /s/ Joseph Rotondo
                                       -------------------
                                       Name:  Joseph Rotondo
                                       Title: Authorized Signatory


                                    CHANCELLOR/TRITON CBO, LIMITED
                                    By:  INVESCO Senior Secured
                                    Management, Inc.
                                    As Collateral Manager


                                    By: /s/ Joseph Rotondo
                                       -------------------
                                       Name:  Joseph Rotondo
                                       Title: Authorized Signatory


                                    CITICORP USA, INC.


                                    By: /s/ Nicolas T. Erni
                                       ---------------------------------------
                                       Name:  Nicolas T. Erni
                                       Title: Director/VP


                                    COLUMBUS LOAN FUNDING LTD.
                                    By:  Travelers Asset Management
                                    International Company LLC


                                    By: /s/ Allen R. Cantrell
                                       ---------------------------------------
                                       Name:  Allen R. Cantrell
                                       Title: Investment Officer

                                    CONSTANTINUS EATON VANCE CDO
                                    V, LTD.
                                    By: Eaton Vance Management
                                    As Investment Advisor


                                    By: /s/ Payson F. Swaffield
                                       ------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                    CONTINENTAL ASSURANCE COMPANY
                                    Separate Account (E)
                                    By: TCW Asset Management Company
                                    As Attorney-in-Fact


                                    By: /s/Mark Gold
                                       -------------
                                       Name:  Mark Gold
                                       Title: Managing Director

                                    By: /s/ William Brennan
                                       --------------------
                                       Name:  William Brennan
                                       Title: Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By: /s/ Bernard Waymuller
                                       ----------------------------------------
                                       Name:  Bernard Waymuller
                                       Title: Senior Vice President

                                    CREDIT SUISSE FIRST BOSTON


                                    By: /s/ Paul L. Colon
                                       ----------------------------------------
                                       Name:  Paul L. Colon
                                       Title: Vice President

                                    By: /s/ Vanessa Gomez
                                       ----------------------------------------
                                       Name:  Vanessa Gomez
                                       Title: Associate


                                    CSAM FUNDING I


                                    By: /s/ David H. Lerner
                                       --------------------
                                       Name:  David H. Lerner
                                       Title: Authorized Signatory


                                    DELANO COMPANY (ACCT 274)
                                    By: Pacific Investment Management
                                    Company LLC,
                                    As its Investment Advisor


                                    By: /s/ Mohan V. Phansalkar
                                       ----------------------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Executive Vice President


                                    EATON VANCE CDO III, LTD.
                                    By: Eaton Vance Management
                                    As Investment Advisor


                                    By: /s/ Payson F. Swaffield
                                       ------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President

                                    EATON VANCE CDO IV, LTD.
                                    By: Eaton Vance Management
                                    As Investment Advisor


                                    By: /s/ Payson F. Swaffield
                                       ------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                    EATON VANCE INSTITUTIONAL
                                    SENIOR LOAN FUND
                                    By: Eaton Vance Management
                                    As Investment Advisor


                                    By: /s/ Payson F. Swaffield
                                       ------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                    EATON VANCE SENIOR INCOME TRUST
                                    By: Eaton Vance Management
                                    As Investment Advisor


                                    By: /s/ Payson F. Swaffield
                                       ------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President

                                    FIRST UNION INSTITUTIONAL DEBT
                                    MANAGEMENT, INC.
                                    In its individual capacity and as Collateral
                                    Manager on behalf of the investment funds under its management as listed on Annex A hereto

                                    By: /s/ William A. Hayes
                                       ---------------------
                                       Name:  William A. Hayes
                                       Title: Director

                                    ANNEX A
                                    As of the date of this Agreement, IDM
                                    serves as Collateral Manager on behalf of the following funds:

                                    ELC (Cayman) Ltd. CDO Series 1999-I
                                    ELC (Cayman) Ltd. 1999-III
                                    ELC (Cayman) Ltd. 2000-I

                                    ELT LTD.


                                    By: /s/ Ann E. Morris
                                       ------------------
                                       Name:  Ann E. Morris
                                       Title: Authorized Agent


                                    FIRST DOMINION FUNDING II


                                    By: /s/ David H. Lerner
                                       --------------------
                                       Name:  David H. Lerner
                                       Title: Authorized Signatory


                                    FIRST DOMINION FUNDING III


                                    By: /s/ David H. Lerner
                                       --------------------
                                       Name:  David H. Lerner
                                       Title: Authorized Signatory


                                    THE FUJI BANK, LIMITED


                                    By: /s/ Jacques Azagury
                                       ---------------------------------
                                       Name:  Jacques Azagury
                                       Title: Senior Vice President & Manager


                                    GENERAL ELECTRIC CAPITAL CORPORATION


                                    By: /s/ Robert M. Kadlick
                                       ----------------------
                                       Name:  Robert M. Kadlick
                                       Title: Duly Authorized Signatory

                                    GRAYSON & CO.
                                    By: Boston Management and Research
                                    As Investment Advisor


                                    By: /s/ Payson F. Swaffield
                                       ------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                    HARBOUR TOWN FUNDING LLC


                                    By: /s/ Ann E. Morris
                                       ------------------
                                       Name:  Ann E. Morris
                                       Title: Asst. Vice President


                                    HARBOURVIEW CDO II LTD., FUND


                                    By: /s/ Bill Campbell
                                       ------------------
                                       Name:  Bill Campbell
                                       Title: Manager


                                    HARBOURVIEW CLO IV LTD., FUND


                                    By: /s/ Bill Campbell
                                       ------------------
                                       Name:  Bill Campbell
                                       Title: Manager


                                    THE INDUSTRIAL BANK OF JAPAN,
                                    LIMITED
                                    NEW YORK BRANCH


                                    By: /s/ Michael N. Oakes
                                       ---------------------
                                       Name:  Michael N. Oakes
                                       Title: Senior Vice President, Houston
                                              Office

                                    ING PRIME RATE TRUST
                                    By:  ING Investments, LLC
                                    As its investment manager


                                    By: /s/ Charles E. LeMieux, CPA
                                       ----------------------------
                                       Name:  Charles E. LeMieux, CPA
                                       Title: Vice President


                                    ING SENIOR INCOME FUND
                                    By:  ING Investments, LLC
                                    As its investment manager


                                    By: /s/ Charles E. LeMieux, CPA
                                       ----------------------------
                                       Name:  Charles E. LeMieux, CPA
                                       Title: Vice President


                                    INVESCO CBO 2000-1 LTD.
                                    By:  INVESCO Senior Secured
                                    Management, Inc.
                                    As Portfolio Advisor


                                    By: /s/ Joseph Rotondo
                                       -------------------
                                       Name:  Joseph Rotondo
                                       Title: Authorized Signatory


                                    JISSEKIKUN FUNDING, LTD. (ACCT
                                    1288)
                                    By: Pacific Investment Management
                                    Company LLC,
                                    As its Investment Advisor


                                    By: /s/ Mohan V. Phansalkar
                                       -----------------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Executive Vice President

                                    JUPITER LOAN FUNDING LLC


                                    By: /s/ Ann E. Morris
                                       ------------------
                                       Name:  Ann E. Morris
                                       Title: Asst. Vice President


                                    KZH CNC LLC


                                    By: /s/ Joyce Fraser-Bryant
                                       ------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent


                                    KZH CRESCENT-2 LLC


                                    By: /s/ Joyce Fraser-Bryant
                                       ------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent


                                    KZH CRESCENT-3 LLC


                                    By: /s/ Joyce Fraser-Bryant
                                       ------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent


                                    KZH CRESCENT LLC


                                    By: /s/ Joyce Fraser-Bryant
                                       ------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent

                                    KZH RIVERSIDE LLC


                                    By: /s/ Joyce Fraser-Bryant
                                       ------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent


                                    KZH SHOSHONE LLC


                                    By: /s/ Joyce Fraser-Bryant
                                       ------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent


                                    KZH SOLEIL LLC


                                    By: /s/ Joyce Fraser-Bryant
                                       ------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent


                                    KZH SOLEIL-2 LLC


                                    By: /s/ Joyce Fraser-Bryant
                                       ------------------------
                                       Name:  Joyce Fraser-Bryant
                                       Title: Authorized Agent


                                    MAPLEWOOD (CAYMAN) LIMITED
                                    By: Mass Mutual Life Insurance Company
                                    As Investment Manager


                                    By: /s/ Steven J. Katz
                                       --------------------------------
                                       Name:  Steven J. Katz
                                       Title: Second Vice President and
                                              Associate General Counsel

                                    MASS MUTUAL LIFE INSURANCE
                                    COMPANY


                                    By: /s/ Steven J. Katz
                                       --------------------------------
                                       Name:  Steven J. Katz
                                       Title: Second Vice President and
                                              Associate General Counsel


                                    MERRILL, LYNCH, PIERCE, FENNER &
                                    SMITH INCORPORATED


                                    By: /s/ Neil Brisson
                                       --------------------------------
                                       Name:  Neil Brisson
                                       Title: Director


                                    METROPOLITAN LIFE INSURANCE
                                    COMPANY


                                    By: /s/ James R. Dingler
                                       --------------------------------
                                       Name:  James R. Dingler
                                       Title: Director


                                    ML CLO XX PILGRIM AMERICA
                                    (CAYMAN) LTD.
                                    By:  ING Investments, LLC
                                    As its investment manager


                                    By: /s/ Charles E. LeMieux, CPA
                                       ----------------------------
                                       Name:  Charles E. LeMieux, CPA
                                       Title: Vice President


                                    MOUNTAIN CAPITAL CLO I, LTD.


                                    By: /s/ Darren P. Riley
                                       --------------------------------
                                       Name:  Darren P. Riley
                                       Title: Director

                                    NATEXIS BANQUES POPULAIRES


                                    By: /s/ Timothy L. Polvado
                                       --------------------------------
                                       Name:  Timothy L. Polvado
                                       Title: Vice President and Group
                                              Manager

                                    By: /s/ Louis P. Laville, III
                                       --------------------------------
                                       Name:  Louis P. Laville, III
                                       Title: Vice President and Group
                                              Manager


                                    NATIONAL WESTMINSTER BANK PLC
                                    By:  NatWest Captial Markets Limited, its
                                    Agent
                                    By:  Greenwich Capital Markets, Inc., its
                                    Agent


                                    By: /s/ Henry Pashalidis
                                       ---------------------
                                       Name:  Henry Pashalidis
                                       Title: Vice President


                                    NEW ALLIANCE GLOBAL CDO,
                                    LIMITED
                                    By: Alliance Capital Management L.P., as
                                    Sub-advisor
                                    By: Alliance Capital Management
                                    Corporation, as General Partner


                                    By: /s/ Joel Serebransky
                                       ---------------------
                                       Name:  Joel Serebransky
                                       Title: Senior Vice President

                                    NORSE CBO, LTD.
                                    By: Regiment Capital Management, LLC, as
                                    its Investment Advisor
                                    By: Regiment Capital Advisors, LLC, it
                                    Manager and pursuant to delegated authority


                                    By: /s/ Timothy S. Peterson
                                       ------------------------
                                       Name:  Timothy S. Peterson
                                       Title: President


                                    OASIS COLLATERALIZED HIGH
                                    INCOME PORTFOLIOS-1, LTD.
                                    By:  INVESCO Senior Secured
                                    Management, Inc.
                                    As Subadvisor


                                    By: /s/ Joseph Rotondo
                                       -------------------
                                       Name:  Joseph Rotondo
                                       Title: Authorized Signatory


                                    OCTAGON INVESTMENT PARTNERS
                                    II, LLC
                                    By:  Octagon Credit Investors, LLC
                                    As sub-investment manager


                                    By: /s/ Michael B. Nechamkin
                                       -------------------------
                                       Name:  Michael B. Nechamkin
                                       Title: Portfolio Manager


                                    OCTAGON INVESTMENT PARTNERS III, LLC
                                    By:  Octagon Credit Investors, LLC
                                    As portfolio manager


                                    By: /s/ Michael B. Nechamkin
                                       ---------------------------
                                       Name:  Michael B. Nechamkin
                                       Title: Portfolio Manager

                                    OCTAGON INVESTMENT PARTNERS
                                    IV, LLC
                                    By:  Octagon Credit Investors, LLC
                                    As collateral manager


                                    By: /s/ Michael B. Nechamkin
                                       -------------------------
                                       Name:  Michael B. Nechamkin
                                       Title: Portfolio Manager


                                    PILGRIM AMERICA HIGH INCOME
                                    INVESTMENTS LTD.
                                    By:  ING Investments, LLC
                                    As its investment manager


                                    By: /s/ Charles E. LeMieux, CPA
                                       ----------------------------
                                       Name:  Charles E. LeMieux, CPA
                                       Title: Vice President


                                    PILGRIM CLO 1999-1 LTD.
                                    By:  ING Investments, LLC
                                    As its investment manager


                                    By: /s/ Charles E. LeMieux, CPA
                                       ----------------------------
                                       Name:  Charles E. LeMieux, CPA
                                       Title: Vice President


                                    PINEHURST TRADING, INC.


                                    By: /s/ Ann E. Morris
                                       ------------------
                                       Name:  Ann E. Morris
                                       Title: Asst. Vice President

                                    ROYALTON COMPANY (ACCT 280)
                                    By: Pacific Investment Management
                                    Company LLC,
                                    As its Investment Advisor


                                    By: /s/ Mohan V. Phansalkar
                                       ---------------------------------
                                       Name:  Mohan V. Phansalkar
                                       Title: Executive Vice President


                                    Sankaty Advisors, LLC as Collateral
                                    Manager for GREAT POINT CLO 1999-1
                                    LTD., as Term Lender


                                    By: /s/ Diane J. Exter
                                       ---------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager


                                    Sankaty Advisors, LLC as Collateral
                                    Manager for RACE POINT CLO,
                                    LIMITED, as Term Lender


                                    By: /s/ Diane J. Exter
                                       ---------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager


                                    SANKATY HIGH YIELD PARTNERS II, L.P.


                                    By: /s/ Diane J. Exter
                                       ---------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager

                                    SANKATY HIGH YIELD PARTNERS III,
                                    L.P.


                                    By: /s/ Diane J. Exter
                                       ---------------------------------
                                       Name:  Diane J. Exter
                                       Title: Managing Director
                                              Portfolio Manager


                                    SCUDDER FLOATING RATE FUND


                                    By: /s/ Kenneth Weber
                                       ---------------------------------
                                       Name:  Kenneth Weber
                                       Title: Senior Vice-President


                                    SENIOR DEBT PORTFOLIO
                                    BY:  Boston Management and Research
                                         As Investment Advisor


                                    By: /s/ Payson F. Swaffield
                                       ---------------------------------
                                       Name:  Payson F. Swaffield
                                       Title: Vice President


                                    SEQUILS I, LTD
                                    By:  TCW Advisors, Inc. as its
                                         Collateral Manager


                                    By: /s/ Mark L. Gold
                                       ---------------------------------
                                    Name:  Mark L. Gold
                                    Title: Managing Director

                                    By: /s/ William Brennan
                                       ---------------------------------
                                    Name:  William Brennan
                                    Title: Vice President

                                    SEQUILS IV, LTD
                                    By:  TCW Advisors, Inc. as its
                                    Collateral Manager


                                    By: /s/ Mark L. Gold
                                       ---------------------------------
                                    Name:  Mark L. Gold
                                    Title: Collateral Manager

                                    By: /s/ William Brennan
                                       ---------------------------------
                                    Name:  William Brennan
                                    Title: Vice President


                                    SEQUILS-LIBERTY, LTD.
                                    By: INVESCO Senior Secured Management,
                                    Inc.
                                    As Collateral Manager


                                    By: /s/ Joseph Rotondo
                                       ---------------------------------
                                    Name:  Joseph Rotondo
                                    Title: Authorized Signatory


                                    SEQUILS-MAGNUM, LTD. (#1280)
                                    By:  Pacific Investment Management
                                    Company LLC,
                                    As its Investment Advisor


                                    By: /s/ Mohan V. Phansalkar
                                       ---------------------------------
                                    Name:  Mohan V. Phansalkar
                                    Title: Executive Vice President


                                    SIMSBUEY CLO, LIMITED
                                    By:  Mass Mutual Life Insurance Co.
                                    As Collateral Manager

                                    By: /s/ Steven J. Katz
                                       ---------------------------------
                                    Name:  Steven J. Katz
                                    Title: Second Vice President & Associate
                                    General Counsel

                                    SOCIETE GENERALE


                                    By: /s/ Anthony C. Quaglietta
                                       ---------------------------------
                                       Name:  Anthony C. Quaglietta
                                       Title: Vice President


                                    SRF 2000 LLC


                                    By: /s/ Ann E. Morris
                                        --------------------------------
                                    Name:  Ann E. Morris
                                    Title: Asst. Vice President


                                    STEIN ROE & FARNHAM CLO I Ltd.
                                    By Stein Roe & Farnham Incorporated
                                    As Portfolio Manager


                                    By: /s/ James R. Fellows
                                        --------------------------------
                                    Name: James R. Fellows
                                    Title: Sr. Vice President & Portfolio
                                    Manager


                                    Suffield CLO, Limited
                                    By David L. Babson & Co., Inc.
                                    As Collateral Manager


                                    By: /s/ Kathleen Lynch
                                        --------------------------------
                                    Name:  Kathleen Lynch
                                    Title: Managing Director

                                    THE SUMITOMO TRUST & BANKING
                                    CO., LTD.
                                    New York Branch


                                    By: /s/ Elizabeth A. Quirk
                                        --------------------------------
                                    Name:  Elizabeth A. Quirk
                                    Title: Vice President


                                    SUNAMERICA LIFE INSURANCE CO.


                                    By: /s/ Steven Oh
                                        --------------------------------
                                    Name:  Steven Oh
                                    Title: Authorized Agent


                                    TCW SELECT LOAN FUND, LIMITED
                                    By:  TCW Advisors, Inc. as its
                                    Collateral Manager


                                    By: /s/ Mark L. Gold
                                        --------------------------------
                                    Name:  Mark L. Gold
                                    Title: Managing Director

                                    By: /s/ William Brennan
                                        --------------------------------
                                    Name:  William Brennan
                                    Title: Vice President


                                    TEXTRON FINANCIAL CORPORATION


                                    By: /s/ Matthew J. Colgan
                                        --------------------------------
                                    Name:  Matthew J. Colgan
                                    Title: Director

                                    THERMOPYLAE FUNDING CORP.


                                    By: /s/ Frank Bilotta
                                        --------------------------------
                                    Name:  Frank Bilotta
                                    Title: Vice President


                                    TORONTO DOMINION (NEW YORK), INC.


                                    By: /s/ David G. Parker
                                        --------------------------------
                                    Name:  David G. Parker
                                    Title: Vice President


                                    THE TRAVELERS INSURANCE CO.


                                    By: /s/ Allen R. Cantrell
                                        --------------------------------
                                    Name:  Allen R. Cantrell
                                    Title: Investment Officer


                                    TRITON CBO III, LIMITED
                                    By: INVESCO Senior Secured Management,
                                    Inc.
                                    As Investment Advisor


                                    By: /s/ Joseph Rotondo
                                        --------------------------------
                                    Name:  Joseph Rotondo
                                    Title: Authorized Signatory

                                    TRITON CDO IV, LIMITED
                                    By:  INVESCO Senior Secured
                                    Management, Inc.
                                    As Investment Advisor


                                    By: /s/ Joseph Rotondo
                                       -------------------
                                    Name:  Joseph Rotondo
                                    Title: Authorized Signatory


                                    UNITED OF OMAHA LIFE INSURANCE
                                    COMPANY
                                    By:  TCW Asset Management Company
                                    As Investment Advisor

                                    By: /s/ Mark L. Gold
                                        --------------------------------
                                    Name:  Mark L. Gold
                                    Title: Managing Director

                                    By: /s/ William Brennan
                                        --------------------------------
                                    Name:  William Brennan
                                    Title: Vice President


                                    WHITNEY CASH FLOW FUND II


                                    By: /s/ Adrian Duffy
                                        --------------------------------
                                    Name:  Adrian Duffy
                                    Title: Managing Director


                                    WINGED FOOT FUNDING TRUST


                                    By: /s/ Ann E. Morris
                                        --------------------------------
                                    Name:  Ann E. Morris
                                    Title: Authorized Agent